POWER OF ATTORNEY

	Know all by these presents, that the
undersigned hereby constitutes and
appoints each of Jane A. Bell, Michaela
Allbee and Philip J. Szabla, signing
singly, the undersigned's true and
lawful attorney-in-fact to:

(1)
	execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director
of Cabot Corporation (the "Company"),
Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;

(2)
	do and perform any and all acts for and
on behalf of the undersigned which may
be necessary or desirable to complete
and execute any such Form 3, 4, or 5,
complete and execute any amendment or
amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to,
in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed
by such attorney-in-fact on behalf of
the undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve in
such attorney-in-fact's discretion.

	The undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

	This Power of Attorney shall remain in
full force and effect until the
undersigned is no longer required to
file Forms 3, 4, and 5 with respect to
the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. The undersigned hereby revokes any previous powers of attorney delivered to the Company concerning the subject matter hereof.

	IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this 16th day of June,
2003.


			/s/ Brian A. Berube

	          Signature

Brian A. Berube
			Print Name